SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                    ------------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2001
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                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)

       Delaware                                             06-1340408
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(State or other jurisdic-                                 (I.R.S. Employer
 tion of incorporation or                                Identification No.)
 organization)

                                     0-20394
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                            (Commission File Number)

  415 Northern Blvd., Great Neck, New York                               11021
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   Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (516) 622-2800
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ---------------------------------------------

         (a) On July 19, 2001, upon recommendation of its Audit Committee, CoActive Marketing Group, Inc. (the "Company"), terminated the engagement of KPMG LLP as its independent auditors. The reports of KPMG LLP regarding the Company's financial statements as of and for the years ended March 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion or any qualification or modification as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements as of and for the years ended March 31, 2001 and 2000 and in the subsequent interim period, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the matter in their report. KPMG LLP has been provided with a copy of this paragraph and has been requested to furnish a letter stating whether or not it agrees with the foregoing statements. Such letter will either be filed with the Company's proxy statement in connection with its 2001 Annual Meeting of Stockholders or by amendment to this Form 8-K.

         (b) On July 19, 2001, the Company engaged BDO Seidman, LLP ("BDO"), as its independent accountants to audit the Company's financial statements for its fiscal year ending March 31, 2002. In the Company's two most recent fiscal years and subsequent interim periods prior to such engagement, the Company has not (itself or through someone acting on its behalf) consulted with BDO on any accounting or auditing matter.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 20, 2001


                                    COACTIVE MARKETING GROUP, INC.
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                                             (Registrant)



                                    By: /s/ Donald A. Bernard
                                        ---------------------------
                                            Donald A. Bernard,
                                            Executive Vice President and
                                            Chief Financial Officer


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